SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: July 12, 2005
                        (Date of earliest event reported)


                              NATHAN'S FAMOUS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



    Delaware                          1-3189                     11-3166443
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(State of Incorporation)           (Commission                (I.R.S. Employer
                                   File Number)              Identification No.)


1400 Old Country Road, Westbury, New York                          11590
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number including area code            (516) 338-8500
                                                  -----------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)

Item 1.01.        Entry into a Material Definitive Agreement.

     On July 12, 2005, Miami Subs Corporation ("MSC"), a wholly-owned subsidiary of Nathan's Famous, Inc. (the "Registrant") and Donald Perlyn, entered into an amendment (the "Amendment") to Mr. Perlyn's employment agreement with MSC dated as of January 15, 1999 ("Employment Agreement"). Mr. Perlyn is employed as President of MSC and is also an Executive Vice President of the Registrant. The Registrant is a guarantor of MSC's obligations under the Employment Agreement. Pursuant to the Amendment, (1) the definition of a competing business has been expanded so that Mr. Perlyn is prohibited from competing in the business of selling food products to the foodservice industry and (2) the definition of a change in control has been changed. The effect of the change in the definition of change in control is that Mr. Perlyn will be entitled to receive a payment upon a change in control of Registrant, rather than upon a change in control of Registrant or MSC. In connection with the execution and delivery of the Amendment, the Registrant entered into a letter agreement with Mr. Perlyn of even date pursuant to which the Registrant agreed that upon a sale by it of the stock of MSC and any termination of the Employment Agreement upon the consummation of such sale, the Registrant will enter into an employment agreement with Mr. Perlyn on substantially the same terms and conditions as those currently contained in the Employment Agreement.

     A copy of the Amendment is filed as Exhibit 10.1 hereto and a copy of the letter agreement is filed as Exhibit 10.2 hereto.

Item 9.01         Financial Statements and Exhibits.

     (c) 10.1 Amendment No. 1 to Employment Agreement between Miami Subs Corporation and Donald Perlyn dated July 12, 2005

          10.2  Letter Agreement between Nathan's Famous, Inc. and Donald Perlyn

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunder duly authorized.

                                NATHAN'S FAMOUS, INC.



                                By: /s/Ronald DeVos
                                   -----------------------------------
                                   Ronald DeVos
                                   Vice-President Finance
                                   and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)



Dated:   July 13, 2005

                                  EXHIBIT INDEX



        10.1 Amendment No. 1 to Employment Agreement between Miami Subs Corporation and Donald Perlyn dated July 12, 2005

        10.2    Letter Agreement between Nathan's Famous, Inc. and Donald Perlyn